Exhibit 99.2

INFRASTRUCTURE OPERATORS TRANSPORTATION OPERATORS POTENTIAL CUSTOMERS OF HYPERLOOPTT 8

• • • • • • • • 9

PHASE 1 SERVICES PROVIDED BY HYPERLOOPTT CLIENTS SUPPORTED BY HYPERLOOPTT • • • • • • PHASE 2 • • • • • • • • • PHASE 3 • • • • • • • • PHASE 4 • • • • • PHASE 5 • • • • 10

LOGISTICS & MANUFACTURING RESEARCH & SERVICES ENGINEERING DESIGN CERTIFICATION SUPPORT ITALY PROJECT CONSORTIUM IP DEVELOPED WITH WORLDCLASS PARTNERS PUBIC + PRIVATE PARTNERSHIPS DRIVING DEMAND ILLUSTRATIVE POTENTIAL CUSTOMERS GOVERNMENT AGENCIES STRATEGIC INVESTORS THOUGHT LEADERSHIP 11

GLOBAL TRANSPORTATION MARKET (1)(2) 16

• • • • • • • • • • • • • • • Œ • • • • • • • • • PRODUCT DEFINITION BEGAN COMMERCIALIZATION TECHNOLOGY DEVELOPMENT 19

66 20

PASSENGER SYSTEM CARGO SYSTEM 22

INSURANCE FRAMEWORK | WITH MUNICH RE MODEL CERTIFICATION GUIDELINES | WITH TÜV SÜD GOVERNMENT GUIDANCE & TECHNOLOGY ADOPTION | USDOT GOVERNMENT GUIDANCE & TECHNOLOGY ADOPTION | EU REGULATION 24

4 , 000+ 150 + 5 CARGO HYPERLOOP TECHNOLOGY COMMERCIAL PROTOTYPE PROJECT CONSORTIUM PROJECT STATUS COMMERCIAL PROTOTYPE TESTING & CERTIFICATION COMMERCIAL LINE | MULTI - STATE 25

▪ ▪ ▪ ▪ 26

ILLUSTRATIVE PRO FORMA VALUATION PRO FORMA OWNERSHIP SOURCES & USES 4 29

FULLY DILUTED DE - SPAC CAPITALIZATION & OWNERSHIP INITIAL DE - SPAC OWNERSHIP AT - CLOSE DE - SPAC CAPITALIZATION & OWNERSHIP FULLY DILUTED OWNERSHIP 30

MPH 34

• • • • • • • • • • 35

PAX/H SEC G 37

• • • 38


01
QUINTERO
HYPERLOOPTT

HyperloopTT
Investor Presentation

HYPERLOOPTT

Disclaimer

This presentation (together with oral statements made in connection herewith, this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Hyperloop Transportation Technologies, Inc. ("HyperloopTT" or the "Company") and Forest Road Acquisition Corp. II ("Forest Road") and related transactions (the "Proposed Business Combination") and for no other purpose. The descriptions of HyperloopTT and its performance are based on management's calculations and estimates given that Hyperloop is still in the design stage and actual performance could be different. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm's participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to HyperloopTT or Forest Road, and that you will return to HyperloopTT and Forest Road, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will Forest Road, HyperloopTT or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of HyperloopTT or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of HyperloopTT and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forest Road and HyperloopTT have executed a letter of intent ("LOI") with respect to the Proposed Business Combination. The Proposed Business Combination is subject to, among other things, the negotiation and execution of a definitive agreement providing for the Proposed Business Combination, the approval by Forest Road's shareholders, satisfaction of the conditions stated in the LOI and other customary closing conditions. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the Proposed Business Combination will be consummated. Investing in the securities to be issued in connection with the potential financing involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in the securities before subscribing for the securities. Please refer to a summary of such risk factors separately made available. The risk factors contained in the summary are not the only ones the parties face. Additional risks that the parties currently do not know about or that they currently believe to be immaterial may also impair their business, financial condition or results of operations. You should perform your own due diligence prior to making an investment in Forest Road and HyperloopTT.

NO OFFER OR SOLICITATION

This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of Forest Road's Class A common stock. This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and "Institutional Accounts" as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither HyperloopTT nor Forest Road is making a n offer of the Securities in any state where the offer is not permitted.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts contained in this Presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. In addition, statements contained in this Presentation related to the product features, characteristics and performance of HyperloopTT 's products are forward-looking statements. These statements are based on management's current estimations and analysis, and are subject to various assumptions, whether or not identified in this Presentation, reflect the current expectations of HyperloopTT's and Forest Road's management and are not predictions of actual product features, characteristics or performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of HyperloopTT and Forest Road. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of Forest Road or HyperloopTT is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to HyperloopTT; risks related to the rollout of HyperloopTT's business and the timing of expected business milestones; the effects of competition on HyperloopTT's business; the amount of redemption requests made by Forest Road's public shareholders; the ability of Forest Road or the combined company to issue equity or equity -linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in Forest Road's Annual Report on Form 10-K filed with the SEC on April 15, 2022 under the heading "Risk Factors" and other documents of Forest Road filed, or to be filed, with the SEC. If any of these risks materialize or Forest Road's or HyperloopTT's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Forest Road nor HyperloopTT presently know or that Forest Road and HyperloopTT currently believe are immaterial that could also cause actual results to differ from those contained in the forward- looking statements. In addition, forward-looking statements reflect Forest Road's and HyperloopTT's expectations, plans or forecasts of future events and views as of the date of this Presentation. Forest Road and HyperloopTT anticipate that subsequent events and developments will cause Forest Road's and HyperloopTT's assessments to change. However, while Forest Road and HyperloopTT may elect to update these forward-looking statements at some point in the future, Forest Road and HyperloopTT specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Forest Road's and HyperloopTT's assessments as of any date after the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This presentation also contains information regarding our market and industry that is derived from third-party research and publications. Although we believe that such information is reliable for the purposes used herein, it may be subject to a number of assumptions and limitations. Each trademark, trade name or service mark by any other company appearing in this presentation belongs to its holder. Use or display by us of other parties' trademarks, trade names or service marks is not intended to and does not imply a relationship with, or endorsement or sponsorship by us of, the trademark, trade name or service mark owner.

The opportunity



HYPERLOOPTT

We're a century overdue for a transportation breakthrough

1769 | 1807 | 1812 | 1903











→ A hyperloop is a tube-based system that moves people and goods at airplane speeds on the ground; capsules levitate inside a partial vacuum using next-generation passive magnetic technology and a linear electric motor

→ Through the use of unique, patented technology and a collaborative business model, HyperloopTT has spent nearly a decade developing the technology for the first new form of transportation in over a century

HyperloopTT was the first hyperloop company formed

> "A new mode of transport – a fifth mode after planes, trains, cars, and boats"

Hyperloop Alpha | Elon Musk

- In August 2013, Elon Musk and SpaceX published a 58-page white paper about a safer, faster, cheaper, and more energy efficient alternative to high-speed rail
- This white paper was a call-to-action, *"Hyperloop is considered an open-source transportation concept"*
- **In November 2013, HyperloopTT was the first company formed in response to the hyperloop white paper**
- Since 2013, 800+ contributors and 50+ organizations have worked together to develop critical IP that is owned or licensed to HyperloopTT

Hyperloop Alpha



Intro

The first several pages will attempt to describe the design in everyday language, keeping numbers to a minimum and avoiding formulas and jargon. I apologize in advance for my loose use of language and imperfect analogies.

The second section is for those with a technical background. There are no doubt errors of various kinds and superior optimizations for elements of the system. Feedback would be most welcome - please send to hyperloop@spacex.com or hyperloop@teslamotors.com. I would like to thank my excellent compadres at both companies for their help in putting this together.

Hyperloop Preliminary Design Study
Technical Section

1. Abstract

Existing conventional modes of transportation of people consists of four unique types: rail, road, water, and air. These modes of transport tend to be either relatively slow (i.e., road and water), expensive (i.e., air), or a combination of relatively slow and expensive (i.e., rail). Hyperloop is a new mode of transport that seeks to change this paradigm by being both fast and inexpensive for people and goods. Hyperloop is also unique in that it is an open design concept, similar to Linux. Feedback is desired from the community that can help advance the Hyperloop design and bring it from concept to reality.

Hyperloop consists of a low pressure tube with capsules that are transported at both low and high speeds throughout the length of the tube. The capsules are supported on a cushion of air, featuring pressurized air and aerodynamic lift. The capsules are accelerated via a magnetic linear accelerator affixed at various stations on the low pressure tube with rotors contained in each capsule. Passengers may enter and exit Hyperloop at stations located either at the ends of the tube, or branches along the tube length.

In this study, the initial route, preliminary design, and logistics of the Hyperloop transportation system have been derived. The system consists of capsules that travel between Los Angeles, California and San Francisco, California. The total trip time is approximately half an hour, with capsules departing as often as every 30 seconds from each terminal and carrying 28 people each. This gives a total of 7.4 million people each way that can be transported each year on Hyperloop. The total cost of Hyperloop in this analysis is under $6 billion USD. Amortizing this capital cost over 20 years and adding daily operational costs gives a total of about $20 USD (in current year dollars) plus operating costs per one-way ticket on the passenger Hyperloop.

Useful feedback is welcomed on aspects of the Hyperloop design. E-mail feedback to hyperloop@spacex.com or hyperloop@teslamotors.com.

What is HyperloopTT?


The leading technology licensing platform holding the key to the future of transportation
HYPERLOOPTT



HyperloopTT will license its proprietary and patented technology to infrastructure and transportation operators around the world

Note This slide intends to explain what type of company HyperloopTT seeks to become in the future

Now, creating first-ever publicly-traded hyperloop company

Overview	→ Forest Road Acquisition Corp. II ("Forest Road") and Hyperloop Transportation Technologies, Inc. ("HyperloopTT") have **entered into a definitive business combination agreement** → HyperloopTT is an asset-light **technology licensing business** for hyperloop systems → Opportunity to invest in a company **pioneering a potential new mode of transportation** → Anticipated close in first half of 2023; the post-closing company will retain the HyperloopTT name and **will be listed under the ticker HYPE on the NYSE**
Valuation	→ HyperloopTT outstanding shares and convertible notes valued at **$289 million**[1], with all options and warrants remaining outstanding for future exercise
Ownership	→ Existing HyperloopTT shareholders **will roll 100% of their equity** in the transaction and will own ~40%[2] of combined company, assuming no redemptions
Proceeds	→ Up to **$330 million[3] of net proceeds** to fund growth and accelerate commercialization, assuming no redemptions

[1] Based on total consideration to all equity holders of $600.0mm, which calculates to 60.0mm shares at an assumed price of $10 per share. Such 60.0mm shares will be allocated across the equity and equity-equivalent securities of HyperloopTT as follows: (i) 28.9mm shares will be issued upon the consummation of the transaction in exchange for the issued and outstanding common stock, preferred stock, and convertible notes of HyperloopTT and (ii) 31.1mm shares will be reserved for issuance upon the exercise of 21.5mm options and 9.6mm warrants of HyperloopTT, which will remain outstanding following the consummation of the transaction | [2] Excludes 21.5 million options and 9.6 million warrants in HyperloopTT that will remain outstanding following the transaction | [3] Assumes no redemptions from SPAC public shareholders and $20.0mm of transaction expenses

HyperloopTT model – "Hyperloop-as-a-Service"

HYPERLOOPTT

Technology Licensor and Network Orchestrator

→ Earns upfront and recurring licensing fees for sharing its technological IP and know-how so customers can build, own, and operate hyperloop systems

POTENTIAL CUSTOMERS OF HYPERLOOPTT

INFRASTRUCTURE OPERATORS

→ Build, own, and operate the physical tubes, tracks and stations of the hyperloop system

→ Client examples: operators of airports, train stations, train tracks, and highways

TRANSPORTATION OPERATORS

→ Own and operate the capsules within the hyperloop system

→ Client examples: operators of airlines, railways, express freight, cargo, and other destination/entertainment providers

Our competitive advantage and wide moat


UNMATCHED INTELLECTUAL PROPERTY
UNIQUE BUSINESS MODEL
CROWD-POWERED APPROACH
TRANSFORMATIVE MOBILITY SOLUTION

UNMATCHED INTELLECTUAL PROPERTY

- 60+ patents
- 80+ trademarks

Nearly a decade of technology development has resulted in a deep portfolio of patents protecting the core technology; robust library of trade secrets and engineering assets; unparalleled technological know-how

UNIQUE BUSINESS MODEL

- Hyperloop-as-a-Service
- Technology licensor and network orchestrator

As a technology licensor, HyperloopTT expects to maintain an asset-light and capital efficient business model with neutral positioning in the transportation value chain; recurring revenues expected in commercialization

CROWD-POWERED APPROACH

- 800+ contributors worldwide
- 50+ corporate and university partners

Global network of technology partners, scientists, and engineers have helped to accelerate development while minimizing costs; public and private partnerships will drive global hyperloop commercial adoption

TRANSFORMATIVE MOBILITY SOLUTION

- $2 trillion+ TAM[1, 2]
- 10%+ CAGR[1, 2]

Cleaner, safer, healthier, and more efficient, HyperloopTT's solution has zero operating emissions; this new fifth mode of transportation is positioned to disrupt a massively outdated transportation market

[1] Source: The Business Research Company; Includes forecasts for Specialized Freight Trucking Market, Air Cargo Services Market, Passenger Rail Transportation Market, Freight Rail Market, Passenger Air Transportation Market
[2] Research estimates consolidated 2022-2026 CAGR of 11.3%; used to assume market size in years 2023 and 2030

Our illustrative services provided to prospective clients

	SERVICES PROVIDED BY HYPERLOOPTT	CLIENTS SUPPORTED BY HYPERLOOPTT
PHASE 1 Feasibility study	• Technical and economic feasibility study • Service development plan • Preliminary business case	• Government (all levels) • Public Private Partnerships • Developers
PHASE 2 Advanced program planning	• Environmental documentation • Business case refinement • Preferred corridor selection • Cost and schedule refinement • Financing plan • Preliminary engineering	• Government (all levels) • Public Private Partnerships • Developers
PHASE 3 Licensing and permitting	• Infrastructure developer engagement • System operator engagement • Licensing and permitting completion • Right-of-way agreements • Station development agreements	• Infrastructure operators • Transportation operators • Investors
PHASE 4 Final design and construction	• License IP • Final design • Construction startup and operations	• Infrastructure operators • Transportation operators
PHASE 5 Commercialization	• Station and service level activation • Begin commercial revenue service	• Transportation operators • Infrastructure operators

Collaboration with strong partners

IP DEVELOPED WITH WORLDCLASS PARTNERS

ENGINEERING

- Capgemini engineering
- CT Engineering Driven People
- ferrovial
- HITACHI Inspire the Next
- icomera
- GNB GROUP
- SAFRAN
- Thornton Tomasetti

DESIGN

- dar
- ICONA
- mad architects
- mormedi
- PERKINS+WILL
- PriestmanGoode.
- swa
- Tangerine

RESEARCH & SERVICES

- Lawrence Livermore National Laboratory
- NASA
- cea tech

CERTIFICATION SUPPORT

- Munich RE
- TÜV SÜD

LOGISTICS & MANUFACTURING

- AIRTIFICIAL
- HHLA Gateway to the Future
- Leybold

ITALY PROJECT CONSORTIUM

- LEONARDO
- webuild

PUBIC + PRIVATE PARTNERSHIPS DRIVING DEMAND

ILLUSTRATIVE POTENTIAL CUSTOMERS

- B R N O
- Department of Transport
- ENSCO
- KICT
- LASTRAN
- toulouse métropole
- Slovenská republika

GOVERNMENT AGENCIES

- European Commission
- European Rail Infrastructure Managers EIM
- Department of Transportation, United States of America
- JETRO Japan External Trade Organization

STRATEGIC INVESTORS

- dar
- HITACHI Inspire the Next
- Thornton Tomasetti

THOUGHT LEADERSHIP

- HARVARD UNIVERSITY
- UN Global Compact
- WORLD ECONOMIC FORUM

Why now?



Hyperloop can solve the problems of today's alternatives

"The HyperloopTT system, due to its inherent efficiencies, is a high-speed transportation system that truly makes economic sense."

U.S. Great Lakes Hyperloop Feasibility Study

		Ground	Air	High-Speed Rail	HYPERLOOPTT
Sustainable	→ Low operating emissions and energy efficient by design			✓	✓
Fast	→ Unparalleled speed at up to 760 mph		✓		✓
Convenient	→ Non-stop city center to city center class-free travel	✓		✓	✓
Profitable	→ Low cost to maintain and operate	✓	✓		✓

Note The comparison is management's best estimate based on available public information
Note Information based on Great Lakes Hyperloop Feasibility Study

Cleaner transportation is not a “nice to have”

Condé Nast Traveler — How Short-Haul Flight Bans Are Transforming European Travel

Forbes — France Travel: Many Short-Haul Flights Outlawed From April

The Guardian — Banning flights on UK routes with fast rail links ‘could cut flight emissions by third’



→ Recognized as a game-changer for ESG

“Hyperloop is a great opportunity…to deliver **energy efficient, carbon-free land transport.**”

Elisabeth Werner, European Commission

“Venice is the first region to launch [a hyperloop tender], and the advantages will be transversal: the region will benefit in terms of **sustainability and ecological and energy impact.**”

Luca Zaia President, Veneto

→ Low operating emissions and energy efficient by design

“Carbon Dioxide (CO2) emissions will be reduced by **143 million tons.**”

Great Lakes Feasibility Study


Single Passenger Trip CO2 Emissions[1]
0.12 tons CO2
0.08 tons CO2
0.06 tons CO2
Fully electric, low-carbon emissions[2]
0
0.01
0.03
0.05
0.07
0.09
0.11

[1] Graph figures based on single passenger (Carbon Calculator, 2019 and Amtrak, 2019) traveling from Chicago to Cleveland
[2] The hyperloop carbon footprint is effectively zero in operation with 100% renewable energy, Great Lakes Feasibility Study

Changing how the world connects

Removing continental barriers

Redefining urban landscape

Creating new economic opportunities



Seattle
Salt Lake City
Denver
Kansas City
San Francisco
Las Vegas
Oklahoma City
30 min
60 min
90 min
120 min
Los Angeles
Phoenix
San Diego
Dallas
Austin
Houston
San Antonio

Note Travel time on the map is calculated based on the average travel speed of 680 mph.
Travel time = distance/average speed. The map is for illustrative purposes only, not based on current projects.

Disrupting a $2+ trillion market opportunity

GLOBAL TRANSPORTATION MARKET[1][2]


CAGR: 11.3%
$2.4T
$5.0T
2023E
2030E

→ Hyperloop is positioned to capture early market share from domestic air travel and high-speed rail

→ 2023E Domestic Air Travel Market[3][4]: $997bn

→ 2023E High-Speed Rail Market[5][6]: $279bn

[1] Source: The Business Research Company; Includes forecasts for Specialized Freight Trucking Market, Air Cargo Services Market, Passenger Rail Transportation Market, Freight Rail Market, Passenger Air Transportation Market
[2] Research estimates consolidated 2022-2026 CAGR of 11.3%; used to assume market size in years 2023 and 2030
[3] Source: Maximize Market Research
[4] Research estimates 2021-2027 CAGR of 3.2%; used to assume market size in 2023
[5] Source: Data Intelo Market Research; High-Speed Rail includes freight and passenger
[6] Research estimates 2020-2030 CAGR of 9.1%; used to assume market size in 2023

HyperloopTT overview


HYPERLOOPTT

Investment highlights

- Nearly a decade of proprietary critical IP development
- Passenger and cargo applications
- Asset-light technology licensing business model
- Model safety & certification guidelines developed
- Projects entering commercialization in coming years
- 800+ contributors worldwide since inception
- Experienced leadership team



9+ years advancing from concept to commercialization

2013
- 'Hyperloop Alpha' white paper (August)
- HyperloopTT incorporated (November)

2014
- HyperloopTT technology feasibility study
- First partnerships

2015
- Vacuum technology
- Patents and trademarks

2016
- Inductrack™ exclusive license
- First government agreements

2017
- Hyperloop insurance framework
- R&D facility opening

2018
- Full-scale passenger capsule
- Hyperloop safety and certification guidelines

2019
- Full-scale hyperloop test track
- Great Lakes Hyperloop Feasibility Study
- Guidelines presented to EC and USDOT

2020
- Ongoing full-scale testing
- Hyperloop US regulatory agency assignment
- EU's Green Deal

2021
- Full-scale isolation valves
- United Nations Global Compact
- U.S. Infrastructure Law

2022
- Reuters Top 100 Energy Transition Innovators
- 'iF Design Award'
- Italy public tender invitation



TECHNOLOGY DEVELOPMENT | PRODUCT DEFINITION | BEGAN COMMERCIALIZATION

Patented technology critical for commercialization

66 Global patents for hyperloop technologies	40 patents granted	→ 11 granted patents | HyperloopTT applied
		→ 29 granted patents | Exclusive license for HyperloopTT system
	26 patents processing	→ 22 processing patents | HyperloopTT applied
		→ 4 processing patents | External partner applied for HyperloopTT license package

HyperloopTT key proprietary IP

Levitation and propulsion

- → Multiple patents for magnetic levitation and related technology
- → Exclusive perpetual license for Inductrack™ passive magnetic levitation technology



Low pressure system

- → Multiple patents for the use of noble gases in low-pressure tube transportation
- → Design of standard modular vacuum unit
- → Design of safety isolation valve



Passenger experience

- → Patent for a hyperloop station design with a loop configuration
- → Patent processing for passenger boarding docking mechanism



- → Exclusive licenses granted for virtual window and virtual skylight for use inside capsule
- → Design and development of passenger capsule fuselage and interior



Low latency communication

- → Wireless communications system in capsule for ultra-high-speeds
- → Development of cloud-based traffic management system for capsules



Passenger and freight systems developed



PASSENGER SYSTEM

- Mixed-use passenger and express freight system
- Up to 160,000+ passengers a day[1]; 4,000+ express freight loads daily[2]
- Class-free travel, latest built-in technologies, passenger-centric design


HYPERLOOPTT
07

CARGO SYSTEM

- Fully automated system with intermodal connectivity
- Up to 2,800 TEU (standard containers) a day on a single line system[3]
- Expanding port capacity, reducing congestion, pollution, and footprint

[1] Maximum capacity per dual-tube system; assumes 38 passengers / capsule with 40 seconds of headway, for a system operating 24 hours / day, equaling 4,320 trips, or 164,160 passengers / day per line (dual tube) | [2] Based on mixed passenger and cargo traffic; assumes 55 capsules / tube, 8 ULD/capsule average, with 65 seconds of headway, for a system operating 5 hours / day, equaling ~550 capsules / day, or ~4,400 ULD / day per line (dual tube); ULD = Unit Load Device | [3] Based on HyperPort project analysis, design under development; assumes 55 capsules / HyperPort tube, 1.45 TEU/capsule average, with 65 seconds of headway, for a system operating 18 hours / day, equaling ~2,000 capsules / day, or ~2,800 TEU / day per line (dual tube); TEU = twenty-foot equivalent unit, representing the standard unit of cargo capacity

Illustrative hyperloop system economics

Infrastructure / capsule construction costs	X	License fee during system construction	=	One-time revenues
Infrastructure construction costs	X	Annual license fee throughout life of system	=	Recurring revenue
Passenger / freight usage revenue	X	Annual HyperloopTT take-rate of sales	=	Transactional revenue

Note Reflects anticipated business model

Pioneering essential safety certification with partners


Abstract:
Hyperloop Transportation Technologies
Risk Report
Expanding together the boundaries of transportation and insurability
Munich RE

INSURANCE FRAMEWORK | WITH MUNICH RE

- → HyperloopTT technology deemed insurable and feasible
- → Comprehensive risk report for the technology, projects and company


Hyperloop Application
HYPERLOOPTT

MODEL CERTIFICATION GUIDELINES | WITH TÜV SÜD

- → First model guidelines for design, operation and certification of hyperloop systems created
- → Model guidelines shared with the European Commission and U.S. Department of Transportation


Pathways to the Future of Transportation
A Non-Traditional and Emerging Transportation Technology (NETT) Council Guidance Document

GOVERNMENT GUIDANCE & TECHNOLOGY ADOPTION | USDOT

- → Hyperloop assigned to Federal Railroad Administration (FRA) making systems eligible for federal funding
- → Hyperloop included in U.S. Infrastructure Law marking government acceptance as relevant technology


COMMISSION WORK 2023 PROGRAMME
A Union standing firm and united

GOVERNMENT GUIDANCE & TECHNOLOGY ADOPTION | EU REGULATION

- → Hyperloop technology included in European Union Sustainable and Smart Mobility Strategy
- → Commission adopts Work Programme to include regulatory framework for hyperloop in support of Green Deal goals

Robust near-term project pipeline

150+ projects[1] | **5** continents | **4,000+** total miles



COMMERCIAL PROTOTYPE

Hyper Transfer Demonstrator | Italy

- → Public tender issued by CAV in Veneto region
- → Demonstrator for passengers and freight
- → Aiming to showcase the project by the 2026 Winter Olympics

PROJECT CONSORTIUM

- → HyperloopTT: Technology provider
- → Webuild: Site planning & civil construction
- → Leonardo: Capsule systems, HAMS

PROJECT STATUS

- → Submitting final proposal to the tender in Q4'22
- → Tender to choose the contract winner by Q1'23



CARGO HYPERLOOP TECHNOLOGY

HyperPort Cargo Solution | Germany

- → Joint Venture with HHLA
- → Integration with port automation
- → Pre-commercialization ready technology



COMMERCIAL PROTOTYPE

Commercial Prototype | Canada

- → 3-mile passenger system
- → R&D and Experience Center
- → Site location exploration in progress



TESTING & CERTIFICATION

Transportation Technology Center | U.S.

- → MOU signed to build a U.S. testing facility
- → Federal Railroad Administration site
- → Opportunity to certify hyperloop systems



COMMERCIAL LINE | MULTI-STATE

Great Lakes Hyperloop | U.S.

- → Chicago-Cleveland: 343 miles
- → Cleveland-Pittsburgh: 134 miles
- → Feasibility study completed

Note Select opportunities shown for illustrative purposes; list is not exhaustive or indicative of the full project pipeline

[1] Represents identified projects, not currently under any formal agreements

Crowd-powered approach fuels large global network

HARVARD
BUSINESS SCHOOL

> “Catalyzing High Impact Innovation to Transform Global Transportation”

→ Studied by Harvard Business School

- Largest network of experts
- 800+ contributors worldwide
- IP owned by HyperloopTT
- Contributors own equity options



HARVARD | BUSINESS | SCHOOL

N9-817-134
MAY 8, 2017

LYNDA M. APPLEGATE
TERRI L. GRIFFITH
ANN MAJCHRZAK

Hyperloop Transportation Technologies: Building Breakthrough Innovations in Crowd-Powered Ecosystems

I believe that entrepreneurs can change the world. Elon Musk and Jeff Bezos are trying to change the world but they have billions of dollars. What if you have a passion to change the world but don't have access to that kind of personal wealth? We believe that we are not only transforming the nature of transportation, we are also defining the future of work in the 21st century.

Dirk Ahlborn, co-founder and CEO of Hyperloop Transpo of Jumpstarter, Inc.—a crowdsourcing incubator and platfor a long day of meetings ahead of him. He had boarded a flig from Los Angeles International Airport on the first Southwe April 2017 and would be heading back to Los Angeles on th irony of launching a new venture that, he believed, would tr that this morning had taken him hours--counting security and future, would only take 30 minutes was not lost on him. His barriers that limit where we go and how we get there. Transp sustainable - economically, environmentally, and politically.

To change the world's view of transportation, Ahlborn, HTT. But Ahlborn and Gresta wanted to do more: they wante building new companies. From its launch in 2013, HTT was in by crowdsourcing the design and early financing of the ne HTT would build, but also in its development and launch. "V of passionate engineers, designers, programmers, lawyers, transportation agencies, research and development labs, uni with ideas from around the world," Ahlborn explained.[2] In Ja to begin construction of a Hyperloop in the Quay Valley, Calif between San Francisco and Los Angeles. Between March 2016

HARVARD | BUSINESS | SCHOOL

N9-821-032
REV: NOVEMBER 2, 2020

LYNDA M. APPLEGATE
TERRI L. GRIFFITH
ANN MAJCHRZAK
ANKITA PANDA

Hyperloop Transportation Technologies: Catalyzing High Impact Innovation to Transform Global Transportation

In July 2020, Dirk Ahlborn, founder and chairman of Hyperloop Transportation Technologies (HyperloopTT) sat in his home office in Santa Monica, California. Originally, he was supposed to be in Brazil, supporting the opening of the company's first innovation center. The innovation center—called XO Square—would house the company's HyperloopTT logistics research division, a fabrication lab,

Experienced leadership team prepared for next chapter

Headquarters | Los Angeles, CA



Andres de Leon
Chief Executive Officer



Dirk Ahlborn
Co-Founder & Chairman



Andrea La Mendola
Chief Operating Officer



Robert Miller
Chief Marketing Officer



Michael Golomb
Chief Financial Officer



Carlos Ulecia Palacios
General Counsel



Chris Bobko, PhD
Chief Engineering Officer



Derya Thompson
Chief Engineering Council Member



David Doll
Chief Engineering Council Member



Jose Morey, MD
Chief Engineering Council Member



Julia Soriano
VP of Marketing and Passenger Experience



Michael Hengst
VP of Operations



Alexandre Zisa
VP of Programs



Francois-Xavier Fenet
VP of Engineering



Yaya Zhou
Head of Design

Note Logos reflect companies where management team members previously worked in some capacity

Transaction overview



Transaction overview

- → HyperloopTT outstanding shares and convertible notes valued at $289 million[1]
- → Transaction funded by ~$330 million of cash held in trust[2]
- → 100% rollover by existing HyperloopTT shareholders
- → Completion of transaction expected in first half of 2023

PRO FORMA OWNERSHIP



Forest Road Sponsor 12.0%
HyperloopTT Shareholders[5] 39.8%
Forest Road Public Shareholders 48.2%

ILLUSTRATIVE PRO FORMA VALUATION

($ in millions, except per share data)

Share price at merger	$10.00
Total shares outstanding at closing[3]	72.7
Equity value	$727
(–) Net cash	(330)
Enterprise value	$397

SOURCES & USES[4]

($ in millions, except per share data)

HyperloopTT shareholders[5]	$289
Forest Road cash in trust	350
Forest Road sponsor equity	88
Total sources	$727
HyperloopTT shareholders[5]	$289
Cash to HyperloopTT balance sheet	330
Estimated transaction costs	20
Forest Road sponsor equity	88
Total uses	$727

[1] Based on total consideration to all equity holders of $600.0mm, which calculates to 60.0mm shares at an assumed price of $10 per share. Such 60.0mm shares will be allocated across the equity and equity-equivalent securities of HyperloopTT as follows: (i) 28.9mm shares will be issued upon the consummation of the transaction in exchange for the issued and outstanding common stock, preferred stock, and convertible notes of HyperloopTT and (ii) 31.1mm shares will be reserved for issuance upon the exercise of 21.5mm options and 9.6mm warrants of HyperloopTT, which will remain outstanding following the consummation of the transaction | [2] Assumes no redemptions from SPAC public shareholders and $20.0mm of transaction expenses | [3] Pro forma share count allocates 28.9mm shares to existing HyperloopTT shares, 35.0mm shares to Forest Road public common shares, and 8.75mm shares to Class B Founder shares; excludes potential incremental shares from Forest Road warrants, management incentive shares, and outstanding contributor options and warrants | [4] Assumes no redemptions from SPAC public stockholders and excludes potential dilution from warrants | [5] Excludes the impact of outstanding contributor options (21.5mm) and warrants (9.6mm)

Exercise of options & warrants may increase cash proceeds

($ in millions, except per share data)

AT-CLOSE DE-SPAC CAPITALIZATION & OWNERSHIP

Total common shares outstanding at close[1]	72.7
Exercised options and warrants	-
Total shares outstanding	**72.7**
Share price at merger	$10.00
Equity value	$727
(–) Net cash from Transaction[2]	(330)
(–) Cash from exercise of options and warrants	-
Enterprise value	$397

FULLY DILUTED DE-SPAC CAPITALIZATION & OWNERSHIP

Total common shares outstanding at close[1]	72.7
Exercised options and warrants[3]	31.1
Total shares outstanding	**103.8**
Share price at merger	$10.00
Equity value	$1,038
(–) Net cash from Transaction[2]	(330)
(–) Cash from exercise of options and warrants[4]	(142)
Enterprise value	$565

INITIAL DE-SPAC OWNERSHIP


Forest Road Sponsor 12.0%
HyperloopTT Common Shareholders 39.8%
Forest Road Public Shareholders 48.2%

FULLY DILUTED OWNERSHIP


Forest Road Sponsor 8.4%
HyperloopTT Common Shareholders 27.9%
Forest Road Public Shareholders 33.7%
HyperloopTT Options/Warrant Holders 30.0%

[1] Pro forma share count allocates 28.9mm shares to existing HyperloopTT shares, 35.0mm shares to Forest Road public common shares, and 8.75mm shares to Class B Founder shares; excludes potential incremental shares from Forest Road warrants, management incentive shares, and outstanding contributor options and warrants | [2] Assumes no redemptions from SPAC public stockholders, $20.0mm of transaction expenses, and excludes potential dilution from warrants | [3] Includes the exercise of 31.1mm options and warrants | [4] Includes proceeds from the exercise of options and warrants at various pro forma strike prices ranging from $0.23 to $8.25 (weighted-average exercise price of $4.57)

The future is boarding now

- Sustainable mobility
- Proven technology
- Full-scale system
- Safety certification
- Asset-light model
- World-changing impact



Appendix


HYPERLOOPTT

Hyperloop system


Levitated capsule reduces friction, increases efficiency
Electromagnetic propulsion enables emission-free transport
Fully enclosed environment protects from weather and traffic crossing
Alternative energy and system automation minimizes operational costs

Passenger capsule

105-foot length | 20-ton weight

8.5-foot height


HYPERLOOPTT

Passive magnetic levitation

Electromagnetic propulsion

760 MPH
Maximum speed

28-48
Passenger capacity

160,000+
Passengers daily[1]

[1] Maximum capacity per dual-tube system; assumes 38 passengers / capsule with 40 seconds of headway, for a system operating 24 hours / day, equaling 4,320 trips, or 164,160 passengers / day per line (dual tube)

Terrain-adaptable infrastructure





Transition section

- Typical cut and fill tunnel section
- Between elevated structure and underground tube system

Underground section

- Minimal tunneling volume
- Depth varies depending on local conditions

Ground level





Urban street section

- Elevated height varies
- Adaptive to local street environment
- Multi-modal

Typical section

- Upper cladding covered with solar panels
- Minimal visual impact
- Lean structure

Above-ground corridor


Low pressure environment
< 100 Pa
Powered by alternative
energy sources
13-foot diameter
98 feet wide
Elevated on pylons,
height depending on terrain
Seismic isolation technology

Multi-modal station


Energy net positive
Terminal station
Community & transit hub
On-demand boarding system

6,840 PAX/H
During peak hours

40 SEC
Adaptive departure rate

0.1 G
Acceleration

Integrated system with life above and below



Minimal terrain footprint and terrain adaptability both above and below ground level



Renewable energy collection



No grade crossings through traffic and guideway for public space



- UN Global Compact signatory
- World Economic Forum Technology Pioneer
- Reuters Top 100 Energy Transition Innovator



Reimagined passenger experience



- → Class-free and personalized
- → Modular approach
- → Designed for use case
- → Digital ecosystem
- → Biometric intelligence


HYPERLOOP


HYPERLOOPTT
SafeTrip
Protect your ID,
travel safe.


Activate Face ID


HYPERLOOPTT


HYPERLOOPTT
www.hyperlooptt.com